UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2016

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200

Not Applicable
__________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24

Item 7.01    Regulation FD Disclosure.

The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 9, 2016, Charles Fabrikant, Executive Chairman and Chief Executive Officer of SEACOR Holdings Inc., will be making a presentation at the 2016 Stifel Transportation and Logistics Conference in Key Biscayne, Florida, (the "Conference"). Attached hereto as Exhibit 99.1 are slides that will be presented at the Conference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	2016 Stifel Transportation and Logistics Conference Presentation, February 9, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

February 8, 2016	By:	/s/ Matthew Cenac

Name: Matthew Cenac
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	2016 Stifel Transportation and Logistics Conference Presentation, February 9, 2016